                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                      For Remittance Date: June 30, 1999

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                      Number of
                                                                        A-1            A-2             Total          Accounts
                                                           --------------------------------------------------------------------
    (A)  Original Principal Balance                                200,979,000.00     52,245,989.00 253,224,989.00        21106
    (B)  Beginning Period Principal Balance                          4,143,599.22     52,245,989.00  56,389,588.22         6634
                                                           --------------------------------------------------------------------
    (C)  Collections (Regular Payments)                              1,947,854.77              0.00   1,947,854.77          N/A
                                                           --------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                             1,385,190.02              0.00   1,385,190.02          285
                                                           --------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                                  0.00              0.00           0.00
                                                           --------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                           13,264.49              0.00      13,264.49          N/A
                                                           --------------------------------------------------------------------
    (G)  Principal Reductions (Other)                                        0.00              0.00           0.00            0
                                                           --------------------------------------------------------------------
    (H)  Gross Charge Offs                                              89,523.81              0.00      89,523.81           15
                                                           --------------------------------------------------------------------
    (I)  Repurchases                                                    18,692.56              0.00      18,692.56           17
                                                           --------------------------------------------------------------------
    (J)  Ending Balance                                                689,073.57     52,245,989.00  52,935,062.57         6317
                                                           --------------------------------------------------------------------

    Notional Principal Balance:
                                                                                                    --------------
    (K)  Beginning                                                                                    7,591,418.81
                                                                                                    --------------
    (L)  Ending                                                                                       5,925,289.77
                                                                                                    --------------

    (M)  Certificate Factor                                             0.3428585%      100.0000000%    20.9043597%
                                                           -------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                       Total
                                                                                                   ---------------
    (A)  Cash Wired                                                                                   4,069,751.88
                                                                                                   ---------------
    (B)  Interest Wired/Earned                                                                           12,778.97
                                                                                                   ---------------
    (C)  Withdrawal from Payahead Account                                                                13,264.49
                                                                                                   ---------------
    (D)  Advances                                                                                             0.00
                                                                                                   ---------------
    (E)  Repurchases                                                                                     18,692.56
                                                                                                   ---------------
    (F)  Gross Charge-Off Recoveries                                                                     17,281.68
                                                                                                   ---------------
    (G)  Gross Charge-Off Advances                                                                        3,891.08
                                                                                                   ---------------
    (H)  Spread Account Withdrawal                                                                            0.00
                                                                                                   ---------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                                0.00
                                                                                                   ---------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                0.00
                                                                                                   ---------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                 0.00
                                                                                                   ---------------

                                                                                                    --------------
             TOTAL COLLECTIONS                                                                        4,135,660.66
                                                                                                   ---------------


C.  TRUSTEE DISTRIBUTION
                                                                                                       Total
                                                                                                    --------------
    (A)  Total Cash Flow                                                                              4,135,660.66
                                                                                                   ---------------
    (B)  Unrecovered Interest Advances                                                                    3,860.72
                                                                                                   ---------------
    (C)  Servicing Fee (Due and Unpaid)                                                                  46,991.32
                                                                                                   ---------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                        21,719.37
                                                                                                   ---------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                       286,917.56
                                                                                                   ---------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                          19,927.47
                                                                                                   ---------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                                    3,454,525.65
                                                                                                    --------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                            0.00
                                                                                                   ---------------
    (I)  Reinsurance Fee                                                                                      0.00
                                                                                                   ---------------
    (J)  Surety Bond Fee                                                                                  7,048.70
                                                                                 ---------------------------------
    (K)        First Loss Protection                                                           0.00
                                                                                 ------------------
    (L)        Surety Bond Premium                                                         7,048.70

    (M)  Interest Advance Recovery Payments                                                              58,076.42
                                                                                                   ---------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                 0.00
                                                                                                   ---------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                 0.00
                                                                                                   ---------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                   0.00
                                                                                                   ---------------
    (Q)  Deposit to Payahead                                                                                  0.00
                                                                                                   ---------------

                      Bay View Securitization Corporation
                      For Remittance Date: June 30, 1999


                                                                                                        ----------------
    (R)  Bank Account Interest to Servicer                                                                     12,778.97
                                                                                                        ----------------
    (S)  Excess Yield                                                                                         223,814.48
                                                                                                        ----------------

             BALANCE                                                                                                0.00
                                                                                                        ----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                       Spread Account    Surety Bond
                                                                                     -----------------------------------
    (A)  Beginning Balance                                                                3,275,543.88     53,625,955.82
                                                                                     -----------------------------------
    (B)  Additions to Spread Amount                                                         223,814.48               N/A
                                                                                     -----------------------------------
    (C)  Interest Earned                                                                     12,315.59
                                                                                     -----------------------------------
    (D)  Draws                                                                                    0.00              0.00
                                                                                     -----------------------------------
    (E)  Reimbursement for Prior Draws                                                             N/A              0.00
                                                                                     -----------------------------------
    (F)  Distribution of Funds to  "IC" Class or Servicer                                   110,231.52              0.00
                                                                                     -----------------------------------
    (G)  Ending Balance                                                                   3,401,442.43     50,145,305.92
                                                                                     -----------------------------------

    (H)  Required Balance                                                                 3,165,312.36     50,145,305.92
                                                                                     -----------------------------------
    (I)  Distribution to "IC" Class                                                         236,130.07
                                                                                     ------------------


E.  CURRENT RECEIVABLES DELINQUENCY
              #Payment Delinquency                                     Number                Balance
              --------------------                         -------------------------------------------

    (A)  31-60                                                                27            247,380.04
                                                           -------------------------------------------
    (B)  61-90                                                                15            125,778.15
                                                           -------------------------------------------
    (C)  91+                                                                   3             25,673.34
                                                           -------------------------------------------
    (D)  Total                                                                45            398,831.53
                                                           -------------------------------------------


F.  EXCESS YIELD
                                                             Excess Yield                   Pool            Excess Yield
                         Month                                 Balance                     Balance          (Annualized %)
                         -----                             -------------------------------------------------------------
    (A)  Current                                                      223,814.48         52,935,062.57            5.0737%
                                                           -------------------------------------------------------------
    (B)  1st Previous                                                  98,926.91         56,389,588.22            2.1052%
                                                           -------------------------------------------------------------
    (C)  2nd Previous                                                  80,045.75         59,947,518.62            1.6023%
                                                           -------------------------------------------------------------
    (D)  3rd Previous                                                 170,699.83         63,938,978.92            3.2037%
                                                           -------------------------------------------------------------
    (E)  4th Previous                                                  26,313.08         68,163,750.56            0.4632%
                                                           -------------------------------------------------------------
    (F)  5th Previous                                                  56,815.80         71,764,929.38            0.9500%
                                                           -------------------------------------------------------------
    (G)  Six-Month Rolling Excess Yield (>=1.75%)                     109,435.98         62,189,971.38            2.1116%
                                                           -------------------------------------------------------------


G.  DELINQUENCY RATE (31+)

                                                                    Month                   Pool
                         Month                                     Balance                Balance                %
                         -----                             -------------------------------------------------------------
    (A)  Current                                                     398,831.53          52,935,062.57            0.7534%
                                                           -------------------------------------------------------------
    (B)  1st Previous                                                381,913.11          56,389,588.22            0.6773%
                                                           -------------------------------------------------------------
    (C)  2nd Previous                                                433,465.30          59,947,518.62            0.7231%
                                                           -------------------------------------------------------------
    (D)  Three-Month Rolling Average (<2%)                           404,736.65          56,424,056.47            0.7173%
                                                           -------------------------------------------------------------


H.  NET LOSS RATE
                                                                                         Liquidation        Average       Defaulted
                         Month                                         Balance            Proceeds          Balance     (Annualized)
                         -----                             ------------------------------------------------------------------------
    (A)  Current                                                     141,653.36              69,411.23     54,662,325.40    1.5859%
                                                           ------------------------------------------------------------------------
    (B)  1st Previous                                                191,365.11             108,247.03     58,168,553.42    1.7147%
                                                           ------------------------------------------------------------------------
    (C)  2nd Previous                                                179,951.32              78,592.57     61,943,248.77    1.9636%
                                                           ------------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net Default Rate <3%            170,989.93              85,416.94     58,258,042.53    1.7626%
                                                           ------------------------------------------------------------------------

                      Bay View Securitization Corporation
                      For Remittance Date: June 30, 1999

I.  CHARGE-OFF / RECOVERIES

                                                                       Number                Balance
                                                           ---------------------------------------------
    (A)  Collection Period Charge-Off Receivables                              15              89,523.81
                                                           ---------------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                             987           7,080,109.01
                                                           ---------------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                           NA              17,281.68
                                                           ---------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                                     NA             905,529.96
                                                           ---------------------------------------------



J. REPOSSESSIONS

                                                           ---------------------------------------------
   (A)  Collection Period Repossessions                                        12             132,846.60
                                                           ---------------------------------------------
   (B)  Aggregate Repossessions                                               631           7,393,616.85
                                                           ---------------------------------------------
   (C)  Unliquidated Repossessions                                             14             173,585.15
                                                           ---------------------------------------------


K.  FORCED PLACE INSURANCE

                                                           ---------------------------------------------
    (A)  FPI Charge-Offs                                                        0                   0.00
                                                           ---------------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                                  0                   0.00
                                                           ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

                                                           ----------------------
    (A)  Beginning Balance                                             257,608.53
                                                           ----------------------
    (B)  Deposit                                                             0.00
                                                           ----------------------
    (C)  Withdrawal                                                     13,264.49
                                                           ----------------------
    (D)  Ending Balance                                                244,344.04
                                                           ----------------------



Approved By: /s/ Richard Kleinman
             --------------------
             Richard Kleinman
             Vice President, CFO
             Bay View Acceptance Corp